Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
Goodwill Disclosure [Text Block]
GOODWILL
Goodwill is an asset representing the future economic benefits arising from other assets in a business combination that are not individually identified and separately recognized and consists of the following:

	Gross Carrying Value	Cumulative Amortization	Cumulative Impairment Losses	Goodwill, Net
	(In thousands)
Reportable Segment:
Las Vegas Locals	$378,192	$—	$(165,479)	$212,713
Downtown Las Vegas	6,997	(6,134)	—	863
Midwest and South	50,671	—	(50,671)	—
December 31, 2010	$435,860	$(6,134)	$(216,150)	$213,576
Goodwill is valued using a weighted average allocation of both the income and market approach models. The income approach is based upon a discounted cash flow method, whereas the market approach uses the guidelines company method. Specifically, the income approach focuses on the expected cash flow of the subject reporting unit, considering the available cash flow for a finite period of years. Available cash flow is defined as the amount of cash that could be distributed as a dividend without impairing the future profitability or operations of the reporting unit. The underlying premise of the income approach is that the value of goodwill can be measured by the present value of the net economic benefit to be received over the life of the reporting unit. The market approach focuses on comparing the reporting unit to selected reasonable similar (or “guideline”) publicly-traded companies. Under this method, valuation multiples are: (i) derived from the operating data of selected guideline companies; (ii) evaluated and adjusted based on the strengths and weaknesses of our reporting unit relative to the selected guideline companies; and (iii) applied to the operating data of our reporting unit to arrive at an indication of value. The application of the market approach results in an estimate of the price reasonable expected to be realized from the sale of the subject reporting unit.
The following table sets forth the change in our goodwill, net, during the years ended December 31, 2010, 2009 and 2008 (in thousands).

Goodwill, Net
Balance January 1, 2008	$404,206
Additions	—
Impairments	(187,798)
Other	(2,832)
Balance December 31, 2008	213,576
Additions	28,352
Impairments	(28,352)
Balance December 31, 2009	213,576
Additions	—
Impairments	—
Balance December 31, 2010	$213,576
Acquisition of Dania Jai-Alai
In March 2007, we acquired Dania Jai-Alai and approximately 47 acres of related land located in Dania Beach, Florida. Dania Jai-Alai is one of four pari-mutuel facilities in Broward County approved under Florida law to operate 2,000 Class III slot machines. We paid approximately $81 million to close this transaction, and agreed to pay, in March 2010, or earlier, a contingent payment of an additional $75 million to the seller, plus interest accrued at the prime rate (the “contingent payment”), if certain legal conditions were satisfied.
In January 2009, we amended the purchase agreement to settle the contingent payment prior to the satisfaction of the legal conditions. The principal terms of the amendment were as follows.

•	We paid $9.4 million to the seller in January 2009, plus $9.1 million of interest accrued from the March 1, 2007 date of the acquisition.

•
We issued an 8% promissory note to the seller in the amount of $65.6 million, plus accrued interest. The terms of the note required principal payments of $9.4 million, plus accrued interest, in April 2009 and July 2009, and a final principal payment of $46.9 million, plus accrued interest, due in January 2010. The promissory note was secured by a letter of credit under our bank credit facility, and we have made all scheduled payments on the promissory note, including the final payment in January 2010.

In conjunction with the amendment to the purchase agreement, we recorded the remaining $28.4 million of the $75 million contingent liability as additional goodwill during the year ended December 31, 2009. However, upon evaluation of this additional goodwill for recoverability, we recorded a non-cash impairment charge of $28.4 million (see Note 17, Write-downs and Other Charges, Net).
Impairment Testing
We perform an annual impairment test of our goodwill in the second quarter of each year, which resulted in no impairment charge as of the measurement date for the years ended December 31, 2010, 2009 and 2008. The impairment test for goodwill included the income and market approaches, as applicable. The income approach incorporated the use of the discounted cash flow method, whereas the market approach incorporated the use of the guideline company method.
In addition, we are required to test these assets for impairment between annual test dates in certain circumstances. Accordingly, due to the prolonged economic downturn and adverse decline in our market capitalization, as of December 31, 2008, we performed interim impairment tests that resulted in a $165.5 million and $22.3 million write-down of goodwill related to our 2004 acquisitions of Coast Casinos, Inc. (included in our Las Vegas Locals Reportable Segment) and Sam's Town Shreveport (included in our Midwest and South Reportable Segment), respectively. These impairment charges primarily related to the economic recession, which caused us to reduce our estimates for projected cash flows, has reduced overall industry valuations, and caused an increase in discount rates in the credit and equity markets.